UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2013

SILVERTON ADVENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-153626	80-5072317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6283-B South Valley View Boulevard,

Las Vegas, Nevada 89118

702 876 1539

www.silvertonadventures.com

Registrant’s telephone number, including area code: 702-876-1539

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SILVERTON ADVENTURES, INC.

CURRENT REPORT ON FORM 8-K

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

COMMON SHARES

The Board of Directors has deemed it advisable to increase the authorized limit of the common stock to 2,479,999,994 shares at $0.00001 Par Value.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information .

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

5.1 Certificate of Amendment to Articles of Incorporation

5.1.1 Unanimous Consent to Action in Lieu of A Special Meeting of the Board of Directors of Silverton Adventures Inc., dated September 10th, 2013.

5.1.2 Consent to Action in Lieu of a Special Meeting of the Shareholders of Silverton Adventures Inc., dated September 10th, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 17, 2013	Silverton Adventures, Inc.

By: /s/ Ron Miller
Ron Miller
Chief Executive Officer